AMENDED AGREEMENT

         THIS AMENDED AGREEMENT (the "Amendment") is made effective the 30th day of June 1999, between Phon-Net.com, Inc., a Florida corporation (the "Company"), Phon- Net Corp., a Nevada corporation (Phon-Net Nevada), Quad-Linq Software, Inc., a British Columbia corporation ("Quad-Linq") and, as to Section 11, those individuals identified on Exhibit A hereto.

                              W I T N E S S E T H :

         WHEREAS, Phon-Net Nevada is a wholly-owned subsidiary of the Company;
and

         WHEREAS, Phon-Net Nevada and Quad-Linq entered into an agreement dated January 6, 1999 (the "Initial Agreement");

         WHEREAS, the Company, Phon-Net Nevada and Quad-Linq desire to amend certain terms of the Initial Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, Phon-Net Nevada and Quad-Linq hereby agree as follows:

         1. Section 1.2 of the Initial Agreement and any companion sections are hereby deleted, except the parties agree that Quad-Linq will develop all future software and source code for any future iterations of the Software. The Software, including source code, and any future enhancements to or iterations of the Software, shall be the sole and exclusive property of the Company. At the Company's request and expense, Quad-Linq shall consult the Company to enable the Company to establish servers in other locations, including without limitation, the United States, Great Britain, Europe and Japan, and the Company shall supply all hardware in connection therewith.

         2. Section 1.3 of the Initial Agreement and any companion sections are hereby deleted, except the parties agree that Quad-Linq relinquish's all of its right, title, and interest in and to the Software.

         3. Sections 2.2 and 2.3 of the Initial Agreement and any companion sections are hereby deleted in their entirety.

         4. Section 4 of the Initial Agreement and any companion sections are hereby deleted, except the parties agree that, simultaneous with the execution of this Agreement, a complete operation and technical manual, as well as the source code for the Software, will be delivered to the Company. To the extent that Quad-Linq modifies the Software at the Company's request, updated copies of the operation and technical manual, as well as the related source code, shall be delivered to the Company.

         5. Section 5 of the Initial Agreement and any companion sections are hereby deleted, except the parties agree that all decisions concerning ownership, marketing and development of the Software shall be made solely by the Company. Quad-Linq, however, will receive recognition as the developer of the Software.

         6. The Initial Agreement is hereby amended to add thereto Section 10 which reads in its entirety as follows:

                  Section 10: As full compensation for all services rendered hereunder, and in lieu of any and all amounts that may have been payable to Quad-Linq under the Initial Agreement, the Company (i) agrees to issue to those persons identified on Exhibit A hereto ("Exhibit A"), an aggregate of three million (3,000,000) shares of the Company's Common Stock (the "Common Shares"), on or prior to July 15, 1999, and (ii) hereby grants to those persons identified on Exhibit A hereto, options (the "Options") to purchase two million (2,000,000) shares of the Company's Common Stock (the "Option Shares"), exercisable at $.40 per share beginning on the date hereof and continuing for a period of two (2) years hereafter.

         7. The Initial Agreement is hereby amended to add thereto Section 11 which reads in its entirety as follows:

                  Section 11: In order to induce the Company to issue the Common Shares and grant the Options, Quad-Linq and each of the individuals identified on Exhibit A (each, a "Subscriber"), hereby severally represents and warrants to the Company, as follows:

                  Section 11.1: Subscriber has a preexisting business relationship with the Company and is familiar with the Company, its business and financial condition. Subscriber understands that the Company is in its development stage, has not generate substantial revenues to date, and the Company's financial condition does not justify a conclusion that the Company will operate profitably in the future. Accordingly, Subscriber acknowledges that acceptance of the Common Shares and Options is a speculative investment, and that there is no assurance that the Common Shares or Option Shares can be resold at a particular price, or at all.

                  Section 11.2: The Company has not made any representations or warranties to Subscriber with respect to the Company or rendered any investment advice to Subscriber.

                  Section 11.3: Subscriber has such knowledge and experience in financial, investment and business matters that it is capable of evaluating the merits and risks an investment in the Company. Subscriber has consulted with such independent legal counsel or other advisers as it has deemed appropriate to assist it in evaluating the proposed investment in the Company.

                  Section 11.4: Subscriber represents that it (i) has adequate means of providing for its current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

                  Section 11.5: Subscriber has been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate in order to permit Subscriber to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by Subscriber during reasonable business hours at its principal place of business.

                  Section 11.6: Subscriber acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state.

                  Section 11.7: The Shares are being acquired solely for the account of Subscriber for investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, Subscriber means that no other person has a beneficial interest in the Shares. Subscriber does not intend to dispose of, encumber, pledge or hypothecate in any manner all or any part of the Shares, except in compliance with the provisions of the Act and applicable state securities laws.

                  Section 11.8: Subscriber acknowledges and agrees that the following or similar legend will be placed on the face of the certificates evidencing the Common Shares and Option Shares:

                  "These securities have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration is available."

         8. The Initial Agreement is hereby amended to add thereto Section 12 which reads in its entirety as follows:

                  Section 12: The Company agrees to include the Common Shares and the Option Shares in its contemplated form SB-2 registration statement. The preparation of such registration statement shall be at the cost and expense of the Company. The Shareholders agree to provide such information and to execute such documents as may reasonably be required by the Company in order to effect the registration of the Common Shares and Option Shares.

         9. The Initial Agreement is hereby amended to add thereto Section 14 which reads in its entirety as follows:

                  Section 14: Quad-Linq will provide the Company, at no additional cost, with maintenance and support, in the North American and Japanese markets, including AOL operational use (with a maximum use of 240 hours annually), for the twelve (12) months following the execution of this Agreement. After the expiration of such twelve (12) month period, the parties will, in good faith, negotiate a new service contract.

         10. The Initial Agreement is hereby amended to add thereto Section 15 which reads in its entirety as follows:

                  Section 15: Simultaneous with the execution of this Agreement, and as a material inducement to the Company to issue its securities to each Subscriber, as contemplated by paragraph 6, above, Quad-Linq and each individual Subscriber shall execute and deliver to the Company a Confidentiality and Non-Compete Agreement substantially in the form of Exhibit B hereto.

         11. The Initial Agreement is hereby amended to add thereto Section 16 which reads in its entirety as follows:

                  Section 16: Quad-Linq shall provide the additional services with respect to the Software as are described on the attached Exhibit C.

         11. In the event of any inconsistency between this Amendment and the Initial Agreement this Amendment shall govern. Except as specifically amended hereby, the terms of the Initial Agreement shall remain in full force and effect.

         12. This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

         13. The parties, as evidenced by their signatures below, acknowledge that this Amendment has been presented to their attorneys and that their attorneys have had the opportunity to review and explain to them the terms and provisions of the Agreement, and that they fully understand those terms and provisions.

         IN WITNESS WHEREOF, the parties have respectively caused this Agreement to be executed on the date first above written.


                                               Phon-Net.com Inc.

                                               By:/s/  Brian Collins
                                               ---------------------
                                               Name: Brian Collins
                                               Its:  President


                                               Phon-Net Corp.

                                               By:/s/ Brian Collins
                                               --------------------
                                               Name: Brian Collins
                                               Its:  President



                                               Quad-Linq Software, Inc.


                                               By: /s/ Roger L. Betterton
                                               --------------------------
                                               Name: Roger L. Betterton
                                               Its:  President



                                               /s/ Christopher E. Georgelin
                                               ----------------------------
                                               Christopher E. Georgelin

                                               /s/ Seidmehdi Seidbagherzadeh
                                               -----------------------------
                                               Seidmehdi Seidbagherzadeh



                                               /s/ Roger L. Betterton
                                               ----------------------
                                               Roger L. Betterton

                                    EXHIBIT A



                                            Number of           Number of
         Name                             Common Shares          Options
         ----                             -------------          -------

Christopher E. Georgelin                     480,000             320,000
3340 Blundell Rd.
Richmond, BC V7C 1G3

Seidmehdi Seidbagherzadeh                    480,000             320,000
10-901 West 7th Street
North Vancouver, BC V7P 1V8

Roger L. Betterton                         1,040,000             693,333
RR 3, Box 142
Pana, IL 62577
S.S. No.: _____________

Quad-Linq Software, Inc.                   1,000,000             666,667
401-889 West Pender Street
Vancouver, BC V6C 3B2

                                    EXHIBIT B


         In order to induce Phon-Net.com, Inc. (the "Company") to issue securities to the undersigned pursuant to an agreement of even date herewith (the "Agreement"), and as partial consideration therefor, the Undersigned hereby agrees as follows:

I.       Covenant Not to Compete.

         (A) The Undersigned acknowledges and recognizes (1) the highly competitive nature of the Company's business and the substantial goodwill developed by the Company through considerable time, money and effort expended by it, and (2) that the Undersigned, by reason of my relationship to Quad-Linq Software, Inc., will have access to proprietary information relating to the Company and its products, and will enjoy the certain benefits to be derived by Quad-Linq under the Agreement.

         (B) Accordingly, for a period of ten (10) years following the date hereof, the Undersigned will not, individually or in conjunction with others, directly or indirectly,

                  (1) engage in any Business Activities (as hereinafter defined), whether as an officer, director, proprietor, employer, partner, independent contractor, investor (other than as a holder solely as an investment of less than one percent (1%) of the equity of an entity), consultant, advisor, agent or otherwise;

                  (2) solicit, induce or influence any of the Company's Customers to discontinue or reduce the level of business conducted by such customer with the Company;

                  (3) (a) recruit, solicit or otherwise influence any the Company's Employees to discontinue its employment or agency relationship with the Company, or (b) employ or seek to employ, or cause or permit any business which competes directly or indirectly with the Business Activities of the Company (the "Competitive Business") to employ or seek to employ for any Competitive Business, any of the Company's Employees; or

                  (4) interfere with, or disrupt or attempt to disrupt any past, present or prospective relationship, contractual or otherwise, between the Company and any of the Company's Customers or any of the Company's Employees.

II.      Non-Disclosure of Information.

         (A) Employee acknowledges that the Company's customer list, trade secrets, private or secret processes, methods and ideas, as they exist from time to time, information concerning the Company's products, services, training methods, development, technical information, marketing activities and procedures, credit and financial data concerning the Company and/or the Company's Customers (the "Proprietary Information") are valuable, special and unique assets of the Company, access to and knowledge of which may be acquired by the Undersigned by reason of my relationship to Quad-Linq Software, Inc. In light of the highly competitive nature of the industry in which the Company's business is conducted, the Undersigned agrees that all Proprietary Information, heretofore or in the future obtained by the Undersigned shall be considered confidential.

         (B) In recognition of the foregoing, the Undersigned agrees not to use or disclose any of such Proprietary Information for the Undersigned's own purposes or for the benefit of any person or other entity or organization (except the Company) at any time, under any circumstances. Promptly upon request by the Company, all physical Proprietary Information in the custody or under the control of the Undersigned shall be returned to the Company.

         (C) The foregoing to the contrary notwithstanding, Proprietary Information shall not include (1) any information which (a) the Undersigned can establish was already in my possession prior to my receipt from the Company of the Proprietary Information, or (b) was then generally known to the public, or
(c) became known to the public through no fault or participation of the Undersigned; or (2) information disclosed by the Undersigned in accordance with an order of a court of competent jurisdiction.

III.     Definitions.

         (A) "Company's Customers" shall mean any person(s), partnership(s), corporation(s), professional association(s) or other organization(s) or entity(ies) to whom the Company has performed Business Activities at any time commencing one year prior to the date hereof.

         (B) "Business Activities" shall mean the development, sale, distribution or marketing of phone direct connect software, with connect directory to and over the Internet.

         (C) "Company's Employees" shall mean any person who was employed by, or served as an agent of, the Company at any time commencing one year prior to the date hereof.

IV. Injunctive Relief. The Undersigned acknowledges that monetary damages will not compensate the Company for a breach or attempted breach by the Undersigned of my obligations under this Agreement. Accordingly, the Undersigned agrees that in the event I breach or attempt to breach any of my obligations hereunder, the Company shall be entitled to obtain injunctive relief or specific performance.

V. Miscellaneous. This Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to the conflicts of laws provisions thereof. This Agreement may not be amended except in a writing signed by Employee and the Company.


                                                     /s/ Roger L. Betterton
                                                     ----------------------
                                                     Signature


                                                     Roger L. Betterton
                                                     ------------------
                                                     Print Name


                                                     July 8, 1999
                                                     Date

                                    EXHIBIT C




Quad-Linq agrees to provide 20 hours of support and maintenance per month for 1 full year, for a total of 240 hours.

The following three points have already been agreed upon by Quad-Linq for immediate development:

1.       INSTALLING

         a) Double-clicking the Direct Connect desktop icon creates an explorer window: (Install which Directory?)
         b) This window supplies a default directory: "c:\Program Files\Direct Connect".



2.       UNINSTALLING

         A) Ctrl + double-clicking on "phon-net_double_click.exe" creates an uninstall wizard: (Are you sure you want to uninstall Direct Connect?)
         B) Clicking Yes will remove "c:\Quad-Linq Autodialer.js" and all registry items, but not the executable file.

THIS AGREEMENT dated the 6th day of January, 1999;

BETWEEN:

                  PHON-NET CORP., a Nevada corporation, with an office located at 5694 Imperial Street, Burnaby, British Columbia, V5J 1G2

                  (hereafter "PHON-NET")

                                       AND

                  QUAD-LINQ SOFTWARE INC., a British Columbia corporation with an office located at Suite 102 - 1198 West Pender Street, Vancouver, British Columbia, V6E 2R9

                  (hereafter "QUAD-LINQ")

WHEREAS:

A. PHON-NET has developed marketing expertise in the telecommunications field and currently owns and markets a number of products under the PHON-NET trade name.

B. QUAD-LINQ have certain expertise and contacts in the area of software development.

C. QUAD-LINQ will develop a software product for a plug-in for Netscape and MS Internet Explorer (the "Software") that will be jointly owned by QUAD-LINQ and PHONE-NET.

D.       PHON-NET shall establish a marketing channel for the Software.

NOW THEREFORE IN CONSIDERATION of the mutual covenants, obligations and benefits the parties hereby agree as follows:

1        QUAD-LINQ shall:

         1.1 develop the plug-in software to e used in conjunction with Netscape and Microsoft Internet Explorer (the "Software"). The Software shall incorporate the following design considerations:

                  (a)      a transparent disconnection from the Internet;

                  (b) a transparent dial-up of a telephone number specified in the HTML code; and
                  (c)      transparent reconnection to the Internet.

         1.2 develop all future software and source code for any future iterations of the Software, which shall be jointly owned by PHON-NET and QUAD-LINQ on a 51%/49% basis;

         1.3 transfer a 51% ownership share in all right, title and interest of the Software to PHON-NET.

2        PHON-NET shall:

         2.1      market the Software as it, in its sole discretion, sees fit;

         2.2 shall pay to QUAD-LINQ, an amount equal to 49% of the net revenues received by PHON-NET for marketing the Software;

         2.3 pay to QUAD-LINQ the sum of $2,980.14 in consideration of a 51% interest in the Software.

3 QUAD-LINQ and PHON-NET shall operate independently of each other and neither party shall have the power or authority to bind the other.

4 The source code will be retained by QUAD-LINQ to enable it to carry out its obligations under paragraph 1.2 hereunder.

5 The software shall be owned jointly PHON-NET and QUAD-LINQ, with PHON-NET owning 51% interest in the software and QUAD-LINQ holding a 49% interest in the software. All decisions concerning marketing and development of the Software shall be made solely by PHON-NET.

6 QUAD-LINQ may not assign or transfer any of its rights or obligations under this agreement without the prior written consent of PHON-NET.

7 This agreement is the entire agreement between the parties regarding its subject- matter and supersedes all prior agreements between the parties relating to its subject-matter. No modification or variation of this agreement shall be effective unless in writing and signed by all parties.

8        Time is of the essence of this agreement.

9 This agreement shall be governed by the laws and jurisdiction of the Province of British Columbia and shall enure to the benefit of and be binding on the parties to it and their respective successors and permitted assigns.

10 Any notice to be given under this agreement shall be delivered to the respective address first above written unless a notice of a change of address has been given.

IN WITNES WHEREOF the parties have executed this agreement on the day, month and year first written above.


The Corporate Seal of PHON-NET CORP.                          )
was hereunto affixed in the presence of                       )
                                                              )
                                                              )          c/s
/s/ Brian Collins                                             )
---------------------                                         )
Authorized Signatory                                          )
President                                                     )


The Corporate Seal of QUAD-LINQ                               )
SOFTWARE, INC. was hereunto                                   )
affixed in the presence of:                                   )
                                                              )
                                                              )          c/s
Roger L. Betterton                                            )
---------------------                                         )
Authorized Signatory                                          )
                                                              )
                                                              )
Christopher E. Georgelin                                      )
---------------------                                         )
Authorized Signatory                                          )